Annual Operating Expenses - HSAFunds-ComboPRO - HSAFunds-ComboPRO - Aggressive Growth Allocation Fund - Aggressive Growth Allocation Fund	Nov. 29, 2024
Operating Expenses:
Management fee	0.10%
Distribution and/or Service (12b-1) fees	none
Other expenses	none
Acquired fund fees and expenses	0.02%
Total annual operating expenses	0.12%	[1]
Fee waiver and/or expense reimbursement	0.10%	[2]
Total annual operating expenses after fee waiver and/or expense reimbursement	0.02%	[1]

[1]	A Differs from the ratios of expenses to average net assets in the Financial Highlights section of the prospectus because of acquired fund fees and expenses.
[2]
B Fidelity Management & Research Company LLC (FMR) has contractually agreed to waive 0.10% of the fund's management fee. This arrangement will remain in effect through January 31, 2027 . FMR may not terminate this arrangement before the expiration date without the approval of the Board of Trustees and may extend it in its discretion after that date .